Exhibit A

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that all subsequent amendments to this statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 17, 2019.

[Signature page to follow]

CICFH Group Limited

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

China Investment Corporation Financial Holdings

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

CICFH Music Investment Limited

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

CICFH Culture Entertainment Group

By:	/s/ Jie Ma
Name:	Jie Ma
Title:	Authorized Signatory

Green Technology Holdings Limited

By:	/s/ Bing Yuan
Name:	Bing Yuan
Title:	Authorized Signatory

Hermitage Green Harbor Limited

By:	/s/ Sha Li
Name:	Sha Li
Title:	Authorized Signatory

Pan Asia Venture Group Limited

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

CICFH (HongKong) Group Limited

By:	/s/ Jiamin Zhou
Name:	Jiamin Zhou
Title:	Authorized Signatory

CICFH Entertainment Limited

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

CICFH Investment Management Company Limited

By:	/s/ Sha Li
Name:	Sha Li
Title:	Authorized Signatory

CICFH Entertainment Opportunity SPC

By:	/s/ Cong Zhang
Name:	Cong Zhang
Title:	Authorized Signatory

Guotou Group Limited

By:	/s/ Sha Li
Name:	Sha Li
Title:	Authorized Signatory

Guotou Zhonglian Investment Management (Beijing) Co., Ltd.

By:	/s/ Yan Chen
Name:	Yan Chen
Title:	Authorized Signatory

Tianjin Zhongtouhuixin Investment Management Co. Ltd

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

Zhongcai Financial Holding (Changzhou) Investment
Management Center (Limited Partnership)

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

China Investment Financial Holdings Fund Management Company Limited

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

CICFH Culture Co. Ltd

By:	/s/ Liang Tang
Name:	Liang Tang
Title:	Authorized Signatory

Zhongcai Financial Holding Investment Ltd.

By:	/s/ Gang Xiao
Name:	Gang Xiao
Title:	Authorized Signatory

Mr. Peng Xu

By:	/s/ Peng Xu